-------------------------------------------------------------------------------
                               SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------
                                February 28, 2001
-------------------------------------------------------------------------------


                                   Value Line
                                 U.S. Government
                                   Securities
                                   Fund, Inc.



                                     [LOGO]
                                -----------------
                                V A L U E L I N E

                                     No-Load

                                     Mutual

                                     Funds

Value Line U.S. Government Securities Fund, Inc.

                                                               To Our Value Line

--------------------------------------------------------------------------------

To Our Shareholders

Your Fund returned 13.90% for the twelve months ended February 28, 2001. This compares favorably to the 12.30% average return for funds in the Lipper Intermediate U.S. Government category,(1) its peer group, and the 12.42% return of the unmanaged Lehman Brothers Intermediate U.S. Government Index,(2) a proxy for the Fund's investment strategy.

The strong economic growth during the late 1990s caused the Federal Reserve to raise interest rates several times in 1999 and early 2000, culminating in a 0.50% jump this past June. By December, it became clear that these efforts to cool economic growth were succeeding, perhaps too well. As overwhelming evidence of a slowing economy surfaced, the Fed quickly reversed policy by aggressively reducing interest rates 1.00% in January, an unprecedented one-month cut.

Interest rates began to fall in the Spring of 2000 as the bond market sensed a slowdown in economic growth and a continuation of moderate inflation. This, coupled with a burgeoning federal budget surplus, enabled the U.S. Treasury to pay down and buyback Treasury debt reducing the outstanding supply and accelerating the drop in interest rates to a low of 5.30% on February 28, 2001 from 6.30% twelve months prior.

Your Fund benefited from the powerful decline in interest rates that produced very strong total return results. The emphasis on more stable intermediate bond maturities and high-quality U.S. Agency securities also contributed to the outstanding performance.

Your Fund's long-term strategy is to generate high income consistent with safety of principal by investing primarily in U.S. Government securities, representing the highest level of safety. Additionally, we control risk by limiting the portfolio's average maturity to 10 years, and by maintaining a well-diversified portfolio. These measures, we believe, will protect the fund from the dramatic swings in value caused by gyrating interest rates and result in more consistent performance.

We thank you for your continued confidence in Value Line, and we look forward to serving your investment needs in the future.

                                           Sincerely,

                                           /s/ Jean Bernhard Buttner

                                           Jean Bernhard Buttner
                                           Chairman and President
March 23, 2001

--------------------------------------------------------------------------------
(1) Lipper Intermediate U.S. Government Funds-- Funds that invest at least 65% of fund assets in securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities, with dollar-weighted average maturities of five to ten years. An investment cannot be made in a Peer Group Average.

(2) The Lehman Brothers Intermediate U.S. Government Index represents the intermediate maturities (1 -10 years) of the U.S. Treasury and U.S. Agency segment of the fixed-income market. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this Index.


--------------------------------------------------------------------------------
2

                                Value Line U.S. Government Securities Fund, Inc.


U.S. Government Securities Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

The domestic economy is still faltering as we make our way through the first half of 2001. Evidence of this weaker business tone can be found in the most recent figures on manufacturing, factory usage, and employment. Overall, we estimate that the economy will show just nominal growth through the opening half of 2001. Thereafter, we would expect the rate of growth to quicken somewhat, with GDP increases averaging over 2% to 3% during the second half of the year.

Inflationary  pressures,  meanwhile,  continue  to be held in check for the most part, with sustained moderate increases in productivity and ongoing technological innovations being at least partially responsible for this comparative pricing stability. Nevertheless, some short-term increases in cost pressures could evolve over the next few quarters, particularly if oil prices resume their upward climb in response to reduced energy production worldwide. The prospect of several quarters of muted growth, at best, however, should help to contain energy consumption, thereby helping to keep oil and gas prices from escalating in the months ahead.

Meanwhile, the Federal Reserve, taking note of the current deterioration in the economy has been reducing interest rates aggressively since January. The Fed's objective in lowering interest rates at this time is to give the economy the shot in the arm it needs to reduce the odds that we will slip into a recession. Indeed, we believe that the Fed will continue to reduce rates over the next couple of months until the threat of a recession passes, or if one should still develop, to ensure that it is brief and mild.

Performance Data:*

                           Growth of
                          an Assumed       Average
                         Investment of     Annual
                            $10,000     Total Return
                         -------------  ------------
 1 year ended 12/31/00...   $11,133         11.33%
 5 years ended 12/31/00..   $13,451          6.11%
10 years ended 12/31/00..   $18,684          6.45%

* The average annual total returns for the one, five and ten year periods ended February 28, 2001, were 13.90%, 6.75% and 6.50%, respectively. The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


--------------------------------------------------------------------------------
                                                                               3

Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments (Unaudited)
--------------------------------------------------------------------------------

   Principal                                                                        Maturity
    Amount                                                                    Rate    Date        Value
-----------------------------------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS (13.5%)
 $ 10,000,000  U.S. Treasury Notes........................................    4.75%  1/31/03 $ 10,050,960
    9,000,000  U.S. Treasury Notes........................................    5.75  11/15/05    9,406,755
  -----------                                                                                ------------
   19,000,000  TOTAL U.S. TREASURY OBLIGATIONS (Cost $19,357,187) ........                     19,457,715
  -----------                                                                                ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (72.9%)
               FEDERAL NATIONAL MORTGAGE ASSOCIATION (57.6%)
    5,000,000  Federal National Mortgage Association......................    6.38  10/15/02    5,123,565
    6,951,256  Federal National Mortgage Association Pool #313031.........    6.85   7/01/03    7,035,975
   10,000,000  Federal National Mortgage Association......................    5.50   2/15/06   10,105,310
    8,296,701  Federal National Mortgage Association Pool #313032.........    7.04   7/01/06    8,706,350
    5,000,000  Federal National Mortgage Association......................    6.63  10/15/07    5,300,845
   10,151,289  Federal National Mortgage Association Pool #375667.........    6.02   2/01/08   10,275,008
   10,000,000  Federal National Mortgage Association Pool #380188.........    6.45   4/01/08   10,262,500
   10,000,000  Federal National Mortgage Association......................    6.63   9/15/09   10,634,310
    8,000,816  Federal National Mortgage Association Pool #412682.........    6.00   3/01/28    7,827,403
    3,973,321  Federal National Mortgage Association Pool #424691.........    6.50   4/01/28    3,964,898
    3,701,281  Federal National Mortgage Association Pool #425239.........    6.50   4/01/28    3,693,434
  -----------                                                                                ------------
   81,074,664  TOTAL FEDERAL NATIONAL MORTGAGE
  -----------    ASSOCIATION (Cost $80,982,961) ..........................                     82,929,598
                                                                                              -----------
               PRIVATE EXPORT FUNDING CORPORATION
                 SECURITIES (11.8%)
    5,000,000  Private Export Funding Corporation Series "J"..............    7.65   5/15/06    5,534,695
      500,000  Private Export Funding Corporation Series "L"..............    5.75   1/15/08      505,016
   10,000,000  Private Export Funding Corporation Series "I"..............    7.20   1/15/10   11,042,010
  -----------                                                                                ------------
   15,500,000  TOTAL PRIVATE EXPORT FUNDING CORPORATION
  -----------    SECURITIES (Cost $15,547,800) ...........................                     17,081,721
                                                                                              -----------
               FEDERAL HOME LOAN MORTGAGE CORPORATION
                 (3.5%)
    5,000,000  Federal Home Loan Mortgage Corporation.....................    5.75   4/15/08    5,042,885
  -----------                                                                                ------------
    5,000,000  TOTAL FEDERAL HOME LOAN MORTGAGE
  -----------    CORPORATION (Cost $4,700,254) ...........................                      5,042,885
                                                                                              -----------
  101,574,664  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  -----------    (Cost $101,231,015) .....................................                    105,054,204
                                                                                              -----------
  120,574,664  TOTAL INVESTMENT SECURITIES (86.4%)
  -----------    (Cost $120,588,202) .....................................                    124,511,919
                                                                                              -----------

--------------------------------------------------------------------------------
4

                                Value Line U.S. Government Securities Fund, Inc.

                                                               February 28, 2001
--------------------------------------------------------------------------------

Principal
 Amount                                                                                         Value
----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (12.3%) (including accrued interest)
 $ 10,000,000  Collateralized by $9,405,000 U.S. Treasury Notes 6.50%,
                 due 5/15/05, with a value of $10,220,095 (with State Street Bank and Trust Company, 5.32%, dated 2/28/01, due 3/01/01,
                 delivery value $10,001,478)..............................                   $ 10,001,478
    3,000,000  Collateralized by $2,760,000 U.S. Treasury Notes 7.00%,
                 due 7/15/06, with a value of $3,065,520 (with State Street Bank and Trust Company, 5.32%, dated 2/28/01, due 3/01/01,
                 delivery value $3,000,443)...............................                      3,000,443
    2,700,000  Collateralized by $2,150,000 U.S. Treasury Bonds 7.50%,
                 due 11/15/24, with a value of $2,745,021 (with UBS Warburg LLC,
                 5.35%, dated 2/28/01, due 3/01/01, delivery value $2,700,401)                  2,700,401
    2,000,000  Collateralized by $1,935,000 U.S. Treasury Bonds 13.125%,
  -----------    due 5/15/01, with a value of $2,040,109 (with Morgan Stanley
                 Dean Witter & Co., 5.30%, dated 2/28/01, due 3/01/01,
                 delivery value $2,000,295)...............................                      2,000,295
                                                                                             ------------
   17,700,000  TOTAL REPURCHASE AGREEMENTS (12.3%)
  -----------    (Cost $17,702,617) ......................................                     17,702,617
               CASH AND OTHER ASSETS IN EXCESS
                 OF LIABILITlES (1.3%) ...................................                      1,821,604
                                                                                             ------------
               NET ASSETS (100.0%) .......................................                   $144,036,140
                                                                                             ============
               NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
                 PER OUTSTANDING SHARE ($144,036,140 / 12,580,834
                 shares of capital stock outstanding) ....................                   $      11.45
                                                                                             ============











See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                               5

Value Line U.S. Government Securities Fund, Inc.

Statement of Assets and Liabilities
at February 28, 2001 (Unaudited)
-------------------------------------------------------------------------------

Assets:
Investment securities at value
  (Cost--$120,588,202)............... $124,511,919
Repurchase agreements
  (Cost--$17,702,617)................   17,702,617
Cash ...............................       86,634
Interest receivable ................    1,561,625
Receivable for capital shares sold .      374,643
                                     ------------
    Total Assets ...................  144,237,438
                                     ------------
Liabilities:
Payable for capital shares
  repurchased ......................       53,120
Accrued expenses:
  Advisory fee .....................       54,839
  Service & distribution plan fee ..       27,420
  Other ............................       65,919
                                     ------------
    Total Liabilities ..............      201,298
                                     ------------
Net Assets ......................... $144,036,140
                                     ============
Net Assets consist of:
Capital stock, at $1 par value
  (authorized 100,000,000,
  outstanding 12,580,834 shares).... $ 12,580,834
Additional paid-in capital .........  176,892,011
Undistributed net investment
  income ...........................    1,393,302
Accumulated net realized loss
  on investments....................  (50,753,724)
Net unrealized appreciation
  of investments....................    3,923,717
                                     ------------
Net Assets ......................... $144,036,140
                                     ============
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
   ($144,036,140 / 12,580,834
  shares outstanding) .............. $      11.45
                                     ============




Statement of Operations
for the Six Months Ended February 28, 2001 (Unaudited)
-------------------------------------------------------------------------------

Investment Income:
Interest income ..................... $ 4,518,798
                                      -----------
Expenses:
Advisory fee ........................     353,555
Service & distribution plan fees ....     176,777
Transfer agent fees .................      35,892
Printing ............................      19,901
Auditing and legal fees .............      18,698
Directors' fees and expenses ........      10,494
Custodian fees ......................      10,460
Registration and filing fees ........      10,214
Postage, telephone, insurance,
  dues and other.....................       1,238
                                      -----------
    Total Expenses Before
      Custody Credits ...............     637,229
    Less: Custody Credits ...........      (1,378)
                                      -----------
    Net Expenses ....................     635,851
                                      -----------
Net Investment Income ...............   3,882,947
                                      -----------
Net Realized and Unrealized Gain
  on Investments:
    Net Realized Gain ...............   1,367,296
    Change in Net Unrealized
      Appreciation (Depreciation)....   6,271,062
                                      -----------
Net Realized Gain and Change in
  Net Unrealized Appreciation
  (Depreciation) on Investments .....   7,638,358
                                      -----------
Net Increase in Net Assets
  from Operations ................... $11,521,305
                                      ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
6

                                Value Line U.S. Government Securities Fund, Inc.

Statement of Changes in Net Assets
for the Six Months Ended February 28, 2001 (Unaudited) and for the Year Ended August 31, 2000
-------------------------------------------------------------------------------------------------------
                                                                        Six Months
                                                                           Ended
                                                                       February 28,        Year Ended
                                                                           2001            August 31,
                                                                        (Unaudited)           2000
                                                                        -------------------------------
Operations:
  Net investment income ............................................... $  3,882,947     $  8,906,520
  Net realized gain (loss) on investments .............................    1,367,296       (2,843,907)
  Change in net unrealized appreciation (depreciation) ................    6,271,062        3,336,412
                                                                        -----------------------------
  Net increase in net assets from operations...........................   11,521,305        9,399,025
                                                                        -----------------------------

Dividends to Shareholders:
  Net investment income ...............................................   (4,118,627)      (8,917,356)
                                                                        -----------------------------

Capital Share Transactions:
  Proceeds from sale of shares ........................................   15,670,942       13,933,468
  Proceeds from reinvestment of distributions to shareholders..........    3,351,736        7,227,428
  Cost of shares repurchased ..........................................  (22,796,970)     (48,465,333)
                                                                        -----------------------------
  Net decrease from capital share transactions.........................   (3,774,292)     (27,304,437)
                                                                        -----------------------------

Total Increase (Decrease) in Net Assets ...............................    3,628,386      (26,822,768)

Net Assets:
  Beginning of period .................................................  140,407,754      167,230,522
                                                                        -----------------------------
  End of period ....................................................... $144,036,140     $140,407,754
                                                                        =============================

Undistributed Net Investment Income, at end of period ................. $  1,393,302     $  1,628,982
                                                                        =============================


See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                               7

Value Line U.S. Government Securities Fund, Inc.


Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Value Line U.S. Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is to obtain maximum income without undue risk to principal. Capital preservation and possible capital appreciation are secondary objectives.

The following significant accounting principles are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Where market quotations are readily available, portfolio securities are valued at the midpoint between the latest available and representative asked and bid prices, or when stock exchange valuations are used, at the latest quoted sale price as of the close of business of the New York Stock Exchange on the valuation date. The Fund values mortgage-backed securities other than GNMA's (Government National Mortgage Association) on the basis of valuations provided by dealers in such securities. Some of the general factors which may be considered by the dealers in arriving at such valuations include the fundamental analytic data relating to the security and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiation between the parties in a sales transaction. The values for GNMA's, U.S. Treasury and U.S. Government Agency notes and debentures are determined on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Other assets and securities for which market valuations are not readily available will be valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act, and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D)  Security  Transactions  and  Related  Income.   Security  transactions  are
accounted for on the date the securities are purchased or sold. Realized gains and losses

--------------------------------------------------------------------------------
8

                                Value Line U.S. Government Securities Fund, Inc.


                                                               February 28, 2001
--------------------------------------------------------------------------------

on securities transactions are determined using the identified cost method and interest income is accrued as earned. In computing net investment income, the Fund amortizes premiums and discounts on securities owned.

2. Capital Share Transactions and Dividends to Shareholders

Transactions in capital stock were as follows:

                                 Six Months
                                    Ended          Year
                                February 28,       Ended
                                    2001        August 31,
                                 (Unaudited)       2000
                                --------------------------
Shares sold  ...............     1,415,607       1,299,064
Shares issued to shareholders
  in reinvestment of
  dividends.                       305,120         677,261
                                --------------------------
                                 1,720,727       1,976,325
Shares repurchased..........    (2,052,373)     (4,531,756)
                                --------------------------
Net decrease................      (331,646)     (2,555,431)
                                ==========================
Dividends per share  .......         $ .32           $ .62
                                ==========================

Dividends and distributions to shareholders are recorded on the ex-dividend date.

On March 15, 2001 the Fund's Board of Directors declared a quarterly dividend from net investment income of $.155 per share payable on March 22, 2001 to shareholders of record on March 20, 2001.

3. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                  Six Months Ended
                                  February 28, 2001
                                     (Unaudited)
                                   --------------
PURCHASES:
  U.S. Treasury Obligations.......  $ 19,524,738
  U.S. Government Agency
    Obligations and Other
    Investment Securities.........    52,106,145
                                    ------------
                                    $ 71,630,883
                                    ============
SALES AND REDEMPTIONS:
  U.S. Treasury Obligations  .....  $ 16,446,059
  U.S. Government Agency
    Obligations and Other
    Investment Securities.........    73,695,741
                                    ------------
                                    $ 90,141,800
                                    ============

At February 28, 2001, the aggregate cost of investment securities and repurchase agreements for federal income tax purposes was $138,290,819. The aggregate appreciation and depreciation of investments at February 28, 2001, based on a comparison of investment values and their costs for federal income tax purposes, was $3,923,717 and $0 respectively, resulting in a net appreciation of $3,923,717.

For federal income tax purposes, the Fund had a net capital loss carryover at August 31, 2000 of approximately $49,865,984 of which approximately $35,928,048 will expire in 2003, $8,976,510 will expire in 2004, $2,829,335 will expire in 2005 and $2,132,091 will expire in 2008.

--------------------------------------------------------------------------------
                                                                               9

                                Value Line U.S. Government Securities Fund, Inc.


Notes to Financial Statements (Unaudited)                      February 28, 2001
--------------------------------------------------------------------------------

4.   Investment Advisory Contract, Management Fees and Transactions With
     Affiliates

An advisory fee of $353,555 was paid or payable to Value Line, Inc., the Fund's investment adviser ("Adviser"), for the six months ended February 28, 2001. This was computed at the rate of 1/2 of 1% of the Fund's average daily net assets during the period and was paid monthly.

The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan compensates Value Line Securities, Inc., a wholly-owned subsidiary of the Adviser (the "Distributor"), for advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. Fees amounting to $176,777 were paid or payable to the Distributor under this Plan for the six months ended February 28, 2001.

Certain officers and directors of the Adviser and the Distributor are also officers and a director of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan at February 28, 2001 owned 174,500 shares of the Fund's capital stock, representing 1.39% of the outstanding shares. In addition, officers and directors owned 839 shares of capital stock, representing less than 1% of the outstanding shares.

--------------------------------------------------------------------------------
10

                                Value Line U.S. Government Securities Fund, Inc.


Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                        Six Months Ended                 Years Ended August 31,
                                        February 28, 2001  --------------------------------------------------------------------
                                          (Unaudited)         2000           1999           1998           1997           1996
                                           ---------          ----           ----           ----           ----           ----
Net asset value, beginning of period         $10.87          $10.81         $11.44         $11.04         $10.85         $11.28
                                        ---------------------------------------------------------------------------------------
  Income (loss) from
    investment operations:
    Net investment income  ..........           .30             .64            .61            .69            .74            .77
    Net gains or losses on securities
      (both realized and unrealized).           .60             .04           (.62)           .41            .21           (.43)
                                        ---------------------------------------------------------------------------------------
  Total income (loss) from
    investment operations............           .90             .68           (.01)          1.10            .95            .34
                                        ---------------------------------------------------------------------------------------

  Less distributions:
    Dividends from net
      investment income..............          (.32)           (.62)          (.62)          (.70)          (.76)          (.77)
    Distributions from capital gains.            --              --             --             --             --             --
                                        ---------------------------------------------------------------------------------------
  Total distributions  ..............          (.32)           (.62)          (.62)          (.70)          (.76)          (.77)
                                        ---------------------------------------------------------------------------------------
Net asset value, end of period ......        $11.45          $10.87         $10.81         $11.44         $11.04         $10.85
                                        =======================================================================================
Total return  .......................          8.40%+          6.53%         -0.17%         10.28%          9.01%          3.06%
                                        =======================================================================================

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands).....................      $144,036        $140,408       $167,231       $185,294       $185,004       $214,889
Ratio of operating expenses to
  average net assets.................            90%*(2)        .73%(2)        .67%(2)        .66%(1)        .65%(1)        .65%(1)
Ratio of net investment income to
  average net assets.................          5.48%*          5.82%          5.40%          6.07%          6.52%          6.74%
Portfolio turnover rate  ............            55%+            49%           125%           159%           255%           158%

(1)  Before offset of custody credits.

(2) Ratios reflect expenses grossed up for custody credit arrangement. The ratios of expenses to average net assets net of custody credits would not have changed.

+    Not annualized.

*    Annualized.


See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                                              11

Value Line U.S. Government Securities Fund, Inc.

                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987--Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993--Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
12

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 219729
                      Kansas City, MO 64121-9729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Sound View Drive, Suite 100
                      Greenwich, CT 06830

DIRECTORS             Jean Bernhard Buttner
                      John W. Chandler
                      Frances T. Newton
                      Francis C. Oakley
                      David H. Porter
                      Paul Craig Roberts
                      Marion N. Ruth
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Bruce H. Alston
                      Vice President
                      Charles Heebner
                      Vice President
                      David T. Henigson
                      Vice President,
                      Secretary/Treasurer
                      Joseph Van Dyke
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and, accordingly, they do not express an opinion thereon.

This unaudited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

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